CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Schedule of Investments (Unaudited)
June 30, 2023

	Shares	Value

MASTER LIMITED PARTNERSHIPS - 44.6%
Gathering & Processing - 7.3%
Crestwood Equity Partners LP	73,672	$1,950,835
Western Midstream Partners LP (c)	208,248	5,522,737
Total Gathering & Processing		7,473,572
Pipeline Transportation | Natural Gas - 18.6%
Energy Transfer LP (c)	723,957	9,194,254
Enterprise Products Partners LP (c)	372,126	9,805,520
Total Pipeline Transportation | Natural Gas		18,999,774
Pipeline Transportation | Petroleum - 18.6%
Magellan Midstream Partners LP (c)	76,370	4,759,378
MPLX LP (c)	292,367	9,922,936
NuStar Energy LP	57,279	981,762
Plains All American Pipeline LP (c)	232,222	3,274,330
Total Pipeline Transportation | Petroleum		18,938,406
Total MASTER LIMITED PARTNERSHIPS
(Cost $27,320,410)		45,411,752
COMMON STOCKS - 54.7%
Gathering & Processing - 36.5%
AltaGas, Ltd. (u)	139,502	2,506,245
Atlantica Sustainable Infrastructure PLC (c) (u)	58,133	1,362,638
Clearway Energy, Inc. (c)	48,159	1,375,421
EnLink Midstream LLC	197,926	2,098,016
Equitrans Midstream Corp. (c)	665,652	6,363,633
Hess Midstream LP	42,800	1,313,104
Keyera Corp. (u)	147,387	3,398,885
Targa Resources Corp. (c)	128,652	9,790,417
The Williams Companies, Inc. (c)	274,072	8,942,969
Total Gathering & Processing		37,151,328
Liquefaction - 8.2%
Cheniere Energy, Inc. (c)	48,148	7,335,829
Golar LNG, Ltd. (u)	49,834	1,005,152
Total Liquefaction		8,340,981
Pipeline Transportation | Natural Gas - 4.5%
TC Energy Corp. (c) (u)	112,925	4,563,299
Pipeline Transportation | Petroleum - 5.6%
Enbridge, Inc. (c) (u)	152,425	5,662,589
Total COMMON STOCKS
(Cost $41,795,868)		55,718,197
MONEY MARKET FUND - 0.6%
First American Treasury Obligations Fund, Class X, 5.03% (y)	655,684	655,684
Total MONEY MARKET FUND
(Cost $655,684)		655,684
Total Investments - 99.9%
(Cost $69,771,962)		101,785,633
Liabilities in Excess of Other Assets - 0.1%		104,237
TOTAL NET ASSETS - 100.0%		$101,889,870
The following notes should be read in conjunction with the accompanying Schedule of Investments.
LP — Limited Partnership
(c) — All or a portion of this security is pledged as collateral for credit facility. As of June 30, 2023, the total value of the collateral was $53,542,354.
(u) — Foreign security or a U.S. security of a foreign company.
(y) —The rate quoted is the annualized seven-day yield as of June 30, 2023.

Notes to Schedule of Investments (Unaudited)

Valuation of Investments: The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.

The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determination relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s Net Asset Value (“NAV”) may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser’s Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets or liabilities
Level 2 - quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Master Limited Partnerships	$45,411,752	$—	$—	$45,411,752
Common Stocks	55,718,197	—	—	55,718,197
Money Market Funds	655,684	—	—	655,684
Total Investments	$101,785,633	$—	$—	$101,785,633

The fair value of the Fund’s credit facility, which qualify as a financial instrument under ASC Topic 825, Disclosures about Fair Values of Financial Instruments, approximates the carrying amounts of $20,000,000 for the credit facility presented herein. As of June 30, 2023 these financial instruments are categorized as Level 2 within the disclosure hierarchy.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Private Investment
Balance as of September 30, 2022	$38,300,000
Accrued discounts (premiums)	—
Realized gain (loss)	2,846,899
Change in unrealized depreciation	—
Purchases at cost	—
Sales proceeds	(41,146,899)
Balance as of June 30, 2023	$—
Change in unrealized appreciation for Level 3 assets still held at the reporting date	$—

For further information regarding security characteristics, see the Schedule of Investments.

Credit facility: The Fund has entered into a revolving credit agreement (the “Credit Agreement”) with BNP Paribas Prime Brokerage International, Ltd. for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 1.05% plus the Overnight Bank Funding Rate (“OBFR”) on the amount outstanding. As of June 30, 2023, the Fund had outstanding borrowings of $20,000,000. During the nine months ended June 30, 2023, the Fund had an outstanding average daily loan balance of $21,474,359 at a weighted average borrowing cost of 5.40%. The maximum amount outstanding during the period was $23,500,000 and the interest expense amounted to $879,386. As of June 30, 2023, the total value of the collateral was $53,542,354.